                                                                   EXHIBIT 10.20

                          SECOND AMENDMENT AND CONSENT

          SECOND AMENDMENT AND CONSENT (this "Amendment"), dated as of February 17, 2000, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("Pismo"), COLORGRAPHIC DIRECT RESPONSE LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Colorgraphic"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("Admagic" and together with BFPH, BFL, Olwen, BFDSL, Fusion, Pismo and Colorgraphic, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers, THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, certain Managing Agents party to the Credit Agreement and THE CHASE MANHATTAN BANK, as Pledgee and Collateral Agent under the U.S. Pledge Agreement (the "Pledgee"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, Holdings, the Borrowers, the Lenders and the Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to but not including the date hereof, the "Credit Agreement");

          WHEREAS, Holdings, BFPH, the U.S. Subsidiary Guarantors and the Pledgee are parties to a U.S. Pledge Agreement, dated as of December 7, 1999 (the "U.S. Pledge Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the U.S. Pledge Agreement and the Lenders wish to grant certain consents to the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.  AMENDMENT AND CONSENTS TO CREDIT AGREEMENT.

          1. Section 8.12(b)(x) of the Credit Agreement is hereby amended by inserting the text "or (xviii)" immediately after the text "9.02(viii) or (xiv)" appearing in said Section.

          2. Section 9.02(xviii) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.02(xviii) in lieu thereof:

          "(xviii) Webcraft may sell all of the capital stock of IMPCO Enterprises, Inc., a Wholly-Owned Subsidiary of Webcraft ("IMPCO"), to Naviant, Inc. ("Naviant"), so long as (I) no Default or Event of Default is then in existence or would be in existence immediately after giving effect thereto, (II) immediately prior to the consummation of such sale (x) all intercompany debt (equal to approximately $17.5 million in aggregate principal amount) owing by IMPCO to Webcraft shall have been forgiven and capitalized in IMPCO as an equity contribution by Webcraft and (y) IMPCO shall have distributed all of the assets and liabilities of its "Response Management Services" operating division to Webcraft, (III) at the time of the consummation of the sale, Webcraft and Naviant shall have entered into a business services agreement providing for, INTER ALIA, the purchase by Webcraft and Naviant of $16.5 million and $5.0 million, respectively, of products and services from each other over a five-year period, (IV) the only other consideration received by Webcraft from Naviant in connection with such sale shall be 3,625,926 shares of Series C Convertible Preferred Stock of Naviant (the "Naviant Shares"), with a deemed value of approximately $7.25 million at the time of the consummation of such sale, and (V) immediately after giving effect to such sale, Webcraft shall have transferred the Naviant Shares to XL Venture Fund II, LLC, an Affiliate of Holdings ("XL II"), in exchange for (A) a membership interest in XL II, which membership interest shall (x) be pledged to the Collateral Agent pursuant to the U.S. Pledge Agreement, (y) entitle Webcraft to a distribution (i) equal to $7.25 million PLUS 8.0% interest per annum on the unpaid amount of such distribution from time to time and (ii) payable to Webcraft on a priority basis (I.E., without PRO RATA participation in such distribution by the other members of XL II) with the Net Sale Proceeds (determined in the case of a sale of the Naviant Shares, prior to the payment of profits as contemplated by succeeding clause (B)) from any sale by XL II of any investment held by it (whether or not the Naviant Shares) in excess of XL II's initial capital investment in such investment (which in the case of the Naviant Shares shall be deemed to be approximately $7.25 million) and (z) be governed by documentation in form and substance reasonably satisfactory to the Administrative Agent and (B) the right to receive 7% of any net profits received (after giving effect to any distribution to Webcraft pursuant to its membership interest in XL II as contemplated by subclause (y) of preceding clause (A)) from the disposition of the Naviant Shares by XL II (assuming a cost basis of $7.25 million)."

          3. Notwithstanding anything to the contrary in Section 9.02 of the Credit Agreement, so long as no Default or Event of Default is then in existence or would result therefrom, Webcraft may transfer the proceeds received by it from its 7% interest in any profits from the disposition of Naviant Shares referred to in subclause (V)(B) of Section 9.02(xviii) of the Credit Agreement (as amended hereby) to a non-qualified deferred compensation plan for the benefit of certain members of Webcraft's management.

          4.   Notwithstanding anything to the contrary contained in Section
9.05 of the Credit Agreement, Webcraft may (i) forgive all intercompany Indebtedness owing to it by IMPCO and capitalize same in IMPCO as an equity contribution in connection with a sale of all of the capital stock of IMPCO consummated in accordance with the requirements of Section 9.02(xviii) of the Credit Agreement (as amended hereby) and (ii) make an Investment in XL II as contemplated by clause (V) of Section 9.02(xviii) of the Credit Agreement (as amended hereby) in connection with a sale of all of the capital stock of IMPCO consummated in accordance with the requirements of Section 9.02(xviii) of the Credit Agreement (as amended hereby).

          5.   Notwithstanding anything to the contrary contained in Section
9.06 of the Credit Agreement, Webcraft may (i) consummate the sale of all of the capital stock of IMPCO in accordance with the requirements of Section 9.02(xviii) of the Credit Agreement (as amended hereby), (ii) effect the transfer of proceeds referred to in Section 3 of Part I of this Amendment, to the extent expressly permitted by the terms of said Section and (iii) make an Investment in XL II as contemplated by clause (V) of Section 9.02(xviii) of the Credit Agreement (as amended hereby) in connection with a sale of all of the capital stock of IMPCO consummated in accordance with the requirements of
Section 9.02(xviii) of the Credit Agreement (as amended hereby).

          6. Section 9.13(f) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13(f) in lieu thereof:

          "(f) Holdings will not permit (i) the Investment Subsidiary to engage in any business other than its ownership of the Second-Tier Investment Subsidiaries and XL Ventures Investments and (ii) the Second-Tier Investment Subsidiaries to engage in any business other than the ownership of XL Ventures Investments."

          7. The definition of "Consolidated Debt" appearing in Section of 11.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the text "Notwithstanding anything to the contrary contained in the immediately preceding sentence," appearing in said definition:

          "(x) Indebtedness of Webcraft of the type described in clause (v) of the definition of Indebtedness arising under the business services agreement referred to in subclause (III) of Section 9.02(xviii) shall not be included in any determination of Consolidated Debt to the extent (and only to the extent) that the aggregate principal amount of such Indebtedness (net of the aggregate principal amount of Indebtedness of such type owing by Naviant to Webcraft under such services agreement) does not exceed $6.0 million at any time outstanding and (y)".

          8. Section 11.01 of the Credit Agreement is hereby further amended by (i) deleting the definition of "Investment Subsidiary" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order in said Section:

          "IMPCO" shall have the meaning provided in Section 9.02(xviii).

          "Investment Subsidiary" shall mean XL Ventures, Inc. (f/k/a XL Capital Corporation and Big Flower Capital Corporation), a Delaware corporation and a direct Wholly-Owned Subsidiary of Holdings.

          "Naviant" shall have the meaning provided in Section 9.02(xviii).

          "Naviant Shares" shall have the meaning provided in Section
     9.02(xviii).

          "Second-Tier Investment Subsidiaries" shall mean and include (i) XL Ventures (Delaware), Inc. (f/k/a XL Capital (Delaware), Inc.), a Delaware corporation and a Wholly-Owned Subsidiary of the Investment Subsidiary and
     (ii) XL Ventures Fund I, LLC (f/k/a BGF Ventures LLC and Yorkville Ventures
     LLC), a Delaware limited liability company and a Wholly-Owned Subsidiary of XL Ventures (Delaware), Inc.

          "XL II" shall have the meaning provided in Section 9.02(xviii).

          9. Section 13.21 of the Credit Agreement is hereby amended by (i) deleting the text "90 days" appearing in Section 13.21(b) of the Credit Agreement and inserting the text "115 days" in lieu thereof and (ii) inserting the following new clause (e) at the end of said Section:

          "(e) UCC-3 TERMINATION STATEMENTS. Within 110 days following the Initial Borrowing Date (or such later date as shall have been determined by the Administrative Agent in its sole discretion with respect to any such
     Lien), (i) the Administrative Agent shall have received Form UCC-3 termination statements in respect of the Liens securing Additional Refinanced Indebtedness and (ii) the Borrower shall take reasonable best efforts to provide UCC-3 termination statements with respect to any other Indebtedness which the Administrative Agent shall have reasonably requested in writing and same shall be filed in the appropriate governmental office within 115 days following the Initial Borrowing Date (or such later date as shall have been determined by the Administrative Agent in its sole discretion). Furthermore, within 115 days following the Initial Borrowing Date, Holdings shall caused to be delivered to the Administrative Agent a revised Schedule VIII to the Credit Agreement, reflecting the deletion of all UCC-1 financing statements referred to on the original such Schedule and terminated as contemplated by the immediately preceding sentence."

          10. Notwithstanding anything contained in the Credit Agreement, the sale of the capital stock of IMPCO pursuant to Section 9.02(xviii) shall be deemed to be a "Significant Asset Sale" for purposes of (and only for purposes of) the definition of PRO FORMA Basis appearing in the Credit Agreement.

II.  AMENDMENTS TO U.S. PLEDGE AGREEMENT.

          1. Section 2(b) of the U.S. Pledge Agreement is hereby amended by deleting the definition of "Excluded Investment Subsidiary Entity" appearing in said Section and inserting the following new definition in lieu thereof:

          "Excluded Investment Subsidiary Entity" shall mean any corporation, partnership or limited liability company that is not a Subsidiary of the Investment Subsidiary or a Second-Tier Investment Subsidiary (or any other Pledgor) but in which the Investment Subsidiary or a Second-Tier Investment Subsidiary owns or holds capital stock, partnership interests or membership interests, as the case may be."

          2. Section 2(b) of the U.S. Pledge Agreement is hereby further amended by deleting the text "and Treasure Chest of Nevada" appearing in the definition of "Stock" contained in said Section and inserting the text ", Treasure Chest of Nevada and except to the extent not transferred to XL II as contemplated by Section 9.02(xviii) of the Credit Agreement, the Series C Convertible Preferred Stock of Naviant" in lieu thereof.

III.  MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Credit Agreement Party, the Lenders constituting the Required Lenders and the Pledgee shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the U.S. Pledge Agreement shall be deemed to be references to the Credit Agreement or the U.S. Pledge Agreement, as the case may be, as modified hereby.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                   BIG FLOWER HOLDINGS, INC.,
                                       as a Guarantor

                                   By  /s/ Irene Fisher
                                       ----------------------------------------
                                       Title: Vice President

                                   BIG FLOWER PRESS HOLDINGS, INC.,
                                       as a Borrower

                                    By /s/ Irene Fisher
                                       ----------------------------------------
                                       Title: Vice President

                                   BIG FLOWER LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   OLWEN DIRECT MAIL LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   BIG FLOWER DIGITAL SERVICES
                                     LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                          Chairman

                                   FUSION PREMEDIA GROUP LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   PISMO LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   COLORGRAPHIC DIRECT RESPONSE LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   THE ADMAGIC GROUP LIMITED,
                                       as a Borrower

                                   By  /s/ Mark Angelson
                                       ----------------------------------------
                                       Title: Executive V.P./Office of the
                                               Chairman

                                   THE CHASE MANHATTAN BANK,
                                       Individually, and as Administrative Agent

                                   By  /s/ Robert T. Sacks
                                       ----------------------------------------
                                       Title: Managing Director

                                   BANKERS TRUST COMPANY,
                                       Individually, and as Syndication Agent

                                   By  /s/ Gregory Shefrin
                                       ----------------------------------------
                                       Title: Principal

                                   BANK OF AMERICA, N.A.
                                       Individually, and as Documentation Agent

                                    By /s/ W. Larry Hess
                                       ----------------------------------------
                                       Title: Managing Director

                                   AG CAPITAL FUNDING PARTNERS, L.P.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   AMARA-I FINANCE, LTD.

                                   By:
                                      -----------------------------------------

                                   INVESCO Senior Secured Management, Inc.
                                       as Subadviser

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ARCHIMEDES FINDING II, LTD.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ARCHIMEDES FINDING III, LTD.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ATHENA CDO, LIMITED
                                   By: Pacific Investment Management Company,
                                       as its Investment Advisor

                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                   AVALON CAPITAL LTD.
                                   BY: INVESCO Senior Secured
                                       Management, Inc.
                                       as Portfolio Advisor

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BANKBOSTON, N.A.

                                   By: /s/ Julie Jalelian
                                       ----------------------------------------
                                       Name:   Julie Jalelian
                                       Title:  Director

                                   BAVARIA TRR CORPORATION

                                   By: /s/ Lori Rezza
                                       ----------------------------------------
                                       Name:   Lori Rezza
                                       Title:  Vice President

                                   BOEING CAPITAL CORPORATION

                                   By:
                                      -----------------------------------------
                                      Name:
 \                                    Title:

                                   CAPTIVA III FINANCE LTD.,
                                       as advised by Pacific Investment
                                       Management Company


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CAPTIVA IV FINANCE LTD.
                                   as advised by Pacific Investment Management
                                   Company

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CATALINA CDO LTD.
                                   By: Pacific Investment Management Company,
                                       as its Investment Advisor

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE CIT GROUP/EQUIPMENT FINANCING,
                                     INC.

                                   By: /s/ Daniel E. A. Nichols
                                       ----------------------------------------
                                       Name:  Daniel E. A. Nichols
                                       Title: Vice President

                                   CREDIT AGRICOLE INDOSUEZ

                                   By: /s/ Craig Welch
                                       ----------------------------------------
                                       Name:   Craig Welch
                                       Title:  FVP



                                   By: /s/ John McCloskey
                                       ----------------------------------------
                                       Name:   John McCloskey
                                       Title:  VP, SRM

                                   CYPRESSTREE SENIOR FLOATING RATE
                                     FUND
                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   THE DAI-ICHI KANGYO BANK, LIMITED

                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                   DELANO COMPANY
                                   By: Pacific Investment Management Company,
                                       as its Investment Advisor

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   FIRST UNION NATIONAL BANK

                                   By: /s/ Joan Anderson
                                       ----------------------------------------
                                       Name:   Joan Anderson
                                       Title:  Vice President

                                   FIRST SOURCE FINANCIAL LLP
                                   BY:FIRST SOURCE FINANCIAL, INC., AS
                                      AGENT/MANAGER

                                   By: /s/ David C. Wagner
                                       ----------------------------------------
                                       Name:   David C. Wagner
                                       Title:  Vice President

                                   FLOATING RATE PORTFOLIO
                                   BY: INVESCO Senior Secured
                                       Management, Inc. as Attorney in Fact

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   FRANKLIN FLOATING RATE TRUST

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   GLENEAGLES TRADING LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ Peter Chin
                                       ----------------------------------------
                                       Name:   Peter Chin
                                       Title:  Authorized Agent

                                   KZH LANGDALE LLC

                                   By: /s/ Peter Chin
                                       ----------------------------------------
                                       Name:   Peter Chin
                                       Title:  Authorized Agent

                                   KZH STERLING LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   MAPLEWOODS (CAYMAN) LIMITED
                                   BY: MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, AS
                                       INVESTMENT MANAGER

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   MASSACHUSETTS MUTUAL LIFE
                                     INSURANCE COMPANY

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   MASSMUTUAL HIGH YIELD PARTNERS
                                      II, LLC
                                   By: HYP Management, Inc.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.

                                   By: /s/ Jospeh Matteo
                                       ----------------------------------------
                                       Name:  Joseph Matteo
                                       Title: Authorized Signatory

                                   MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND II, INC.

                                   By: /S/ JOSPEH MATTEO
                                       ----------------------------------------
                                       Name:  Joseph Matteo
                                       Title: Authorized Signatory

                                   MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES: INCOME STRATEGIES
                                     PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P., as
                                       Investment Advisor

                                   By: /s/ Jospeh Matteo
                                       ----------------------------------------
                                       Name:  Joseph Matteo
                                       Title: Authorized Signatory

                                   MERRILL LYNCH PRIME RATE
                                     PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P., as
                                       Investment Advisor

                                   By: /s/ Jospeh Matteo
                                       ----------------------------------------
                                       Name:  Joseph Matteo
                                       Title: Authorized Signatory

                                   METROPOLITAN LIFE INSURANCE
                                     COMPANY

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ML CLO XX PILGRIM AMERICA
                                      (CAYMAN)

                                   By: /s/ Elizabeth O. Maclean
                                       ----------------------------------------
                                       Name:  Elizabeth O. MacLean
                                       Title: Vice President

                                   MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   NORTH AMERICAN SENIOR FLOATING
                                     RATE FUND
                                     By:  CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager

                                   By: /s/ Jonathan D. Sharkey
                                       ----------------------------------------
                                       Name:  Jonathan D. Sharkey
                                       Title: Principal

                                   NORTHWOODS CAPITAL, LIMITED

                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                   OAK HILL SECURITIES FUND, L.P.
                                   By: OAK HILL SECURITIES GENPAR, L.P.,
                                       ITS GENERAL PARTNER
                                   By: OAK HILL MGP, INC.,
                                       ITS GENERAL PARTNER

                                   By: /s/ Scott D. Krase
                                       ----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Vice President

                                   OAK HILL SECURITIES FUND II, L.P.
                                   By: OAK HILL SECURITIES GENPAR II,
                                       L.P., ITS GENERAL PARTNER
                                   By: OAK HILL MGP II, INC.,
                                       ITS GENERAL PARTNER

                                   By: /s/ Scott D. Krase
                                       ----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Vice President

                                   OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIO-1, LTD.
                                   By: INVESCO Senior Secured Management,
                                       Inc. as Subadviser

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   ORIX USA CORPORATION

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   PILGRIM PRIME RATE TRUST
                                   By: Pilgrim Investments, Inc.,
                                       as its investment manager

                                   By: /s/ ELIZABETH O. MACLEAN
                                       ----------------------------------------
                                       Name:  Elizabeth O. MacLean
                                       Title: Vice President

                                   PAMCO CAYMAN LTD.
                                   By: Highland Capital Management, L.P.
                                       as Collateral Manager

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   PILGRIM AMERICA HIGH INCOME
                                      INVESTMENTS LTD.
                                   By: Pilgrim Investments, Inc.
                                       as its investment manager

                                   By: /s/ Elizabeth O. Maclean
                                       ----------------------------------------
                                       Name:  Elizabeth O. MacLean
                                       Title: Vice President

                                   PILGRIM CLO 1999-1 LTD.
                                   By: Pilgrim Investments, Inc.
                                       as its investment manager

                                   By: /s/ Elizabeth O. Maclean
                                       ----------------------------------------
                                       Name:  Elizabeth O. MacLean
                                       Title: Vice President

                                   ROYALTON COMPANY
                                   By: Pacific Investment Management Company,
                                       as its Investment Advisor

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   SEQUILS - PILGRIM I, LTD.
                                   By: Pilgrim Investments, Inc.
                                       as its investment manager

                                   By: /s/ Elizabeth O. Maclean
                                       ----------------------------------------
                                       Name:  Elizabeth O. MacLean
                                       Title: Vice President

                                   SIMSBURY CLO, LIMITED
                                   BY: MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY, AS
                                       COLLATERAL MANAGER

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   TRIGON HEALTHCARE INC. (ACCT 674)
                                   By: Pacific Investment Management
                                       Company, as its Investment Advisor,
                                       acting through The Bank of New York in
                                       the Nominee Name of Hare & Co.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   TRITON CDO IV LIMITED

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   VAN KAMPEN PRIME RATE INCOME
                                     TRUST

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   VAN KAMPEN SENIOR FLOATING RATE FUND

                                   By:
                                      -----------------------------------------
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